SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 21, 2004
                       (Date of earliest event reported)



                          MILITARY RESALE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


      000-26463                                      11-2665282
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(Commission File No.)                            (I.R.S. Employer
                                                Identification No.)


            2180 Executive Circle, Colorado Springs, Colorado 80906
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              (Address of Principal Executive Offices) (Zip Code)


                                 (719) 391-4564
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

            Exhibit Number    Exhibit Title
            --------------    -------------

            99.1 Transcript of management's teleconference presentation on June 21, 2004

ITEM 9. REGULATION FD DISCLOSURE

At 4:15 PM New York City time, on June 21, 2004, certain officers of Military Resale Group, Inc. (the "Company") gave a presentation to investors via teleconference relating to the Company's recent developments and its first quarter 2004 results of operations. The presentation was followed by a question and answer period. The Company issued a press release announcing the presentation on June 15, 2004. A transcript of the presentation and the question and answer period is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MILITARY RESALE GROUP, INC.


Date: June 29, 2004                 By:   /s/ Ethan D. Hokit
                                          ------------------------------
                                          Name: Ethan D. Hokit
                                          Title: President